UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 19, 2010


                          TOMBSTONE TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                 333-138184                               51-0431963
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                 2400 Central Avenue, Suite G, Boulder, CO 80301
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                  303-684-6644
                                 --------------
               Registrant's telephone number, including area code


                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))



                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 8.01- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Tombstone Technologies, Inc. ("TTI") entered into an agreement to acquire the assets of Hunt Global Resources, Inc. ("HGR"), a Houston based company focused on the use of new technologies to maximize the value of its natural resources projects.

The transaction is structured in the form of a reverse merger wherein HGR shareholders will receive in excess of 90% of Tombstone Technologies, Inc. when the transaction is complete.

The transaction contemplates the issuance of shares as follows:

         A)       29,000,000 shares of Common Stock;

         B) 125,000 Class A Preferred Convertible Shares (having a conversion ratio of one preferred to 208 common TTI shares and subject to the common stock of the TTI having traded at an average bid price of $3.00 for ten consecutive trading days); and

         C) 125,000 Class B Convertible Preferred Shares (having a conversion ratio of one preferred for 248 common TTI shares and subject to the common stock of TTI having traded at an average bid price of $7.00 for ten consecutive trading days).

Completion of this acquisition is predicated upon delivery of audited financial statements prepared in accordance with SEC Rules and Regulations.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

A)       Financial Statements - None

B)       Exhibits  -       10.1     Merger and Acquisition Agreement
                           99.1     Press Release dated January 19, 2010


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       TOMBSTONE TECHNOLOGIES, INC.



                                       By: /s/ John N. Harris
                                           -------------------------------------
                                           John Harris, President


                                           Date: January 19, 2010